ATAC US Rotation ETF Trading Symbol: RORO Listed on NYSE Arca, Inc. Summary Prospectus December 20, 2024 www.atacfunds.com

Before you invest, you may want to review the ATAC US Rotation ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 20, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.atacfunds.com. You can also get this information at no cost by calling at 855-ATACFUND (855-282-2386) or by sending an e-mail request to info@atacfunds.com.

Investment Objective

The ATAC US Rotation ETF (the “Fund”) seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) [1]

Management Fees	1.25%
Distribution and/or Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses [2]	0.16%
Total Annual Fund Operating Expenses	1.41%
Less: Fee Waiver	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver [3]	1.14%

[1]	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses (“AFFE”), accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company of 1940, as amended, (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

[2]	AFFE are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

[3]	The Adviser has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for Excluded Expenses) to 0.98% of the Fund’s average daily net assets through at least December 31, 2025. Total Annual Fund Operating Expenses After Fee Waiver are greater than 0.98% when Excluded Expenses are incurred. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal ETF Trust (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$420	$745	$1,668

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. For the most recent fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 1,855% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing a systematic risk management and rules-based strategy to direct its exposure to either (i) U.S. equity securities or (ii) long-duration U.S. Treasury securities depending on the short-term relative price movements of gold as compared to lumber, as described below.

The Adviser invests the Fund’s assets primarily in one or more ETFs (sometimes referred to in this Prospectus as “Underlying ETFs”), or the underlying holdings of such Underlying ETFs, by following the risk-on/risk-off signals from the ATAC Risk-On/Risk-Off Index (the “RORO Index”), which is owned and maintained by the Adviser. At the end of each week, the RORO Index observes the short-term relative price movements of gold as compared to lumber. When the price of lumber has outperformed the price of gold (“Risk-On”), the RORO Index will have 130% exposure through one or more Underlying ETFs (or their underlying holdings) that principally invest in a mix of U.S. small-cap and large-cap stocks. When the price of gold has outperformed the price of lumber (“Risk-Off”), the RORO Index will have 100% exposure through one or more Underlying ETFs (or their underlying holdings) that principally invest in long-duration (e.g., 20 years) U.S. Treasury securities. The Fund’s selection and individual allocation of Underlying ETFs as a percentage of the Fund’s assets attempts to replicate the RORO Index’s risk-on and risk-off baskets, as applicable. In addition, the Fund may purchase a security not currently in the RORO Index, including U.S. Treasury securities or U.S. small-cap stocks and U.S. large-cap growth stocks that replicate the Underlying ETFs, when the Adviser believes it is in the best interests of the Fund to do so (e.g., because such purchase would result in cost savings or a potential tax benefit).

Risk-On Exposure. When the RORO Index is in a Risk-On exposure, the Fund will invest in a mix of ETFs, including leveraged ETFs, to seek to obtain 130% exposure to broad-based U.S. small-cap stocks and U.S. large-cap growth stocks. Underlying ETFs in which the Fund invests are meant to replicate the RORO Index’s equivalent risk-on positioning of equity securities when the RORO Index is in Risk-On mode, half of which is made up of U.S. small-cap stocks and half of which is made up of U.S. large-cap growth stocks.

To obtain exposure in excess of 100%, the Fund expects to invest in U.S. equity leveraged ETFs, which seek to provide investment results that match a multiple of the performance of an underlying index (e.g., up to three times the performance) for a single day and typically rely on derivative instruments to seek to obtain their investment objectives. Investing in U.S. equity leveraged ETFs allows for the gross multiplier to track that of the RORO Index when Risk-On without the explicit use of a credit line to magnify returns. The use of leverage may magnify the effect of any decrease or increase in the value of these Underlying ETFs.

Risk-Off Exposure. When the RORO Index is in a Risk-Off exposure, the Fund seeks to invest in one or more ETFs that principally invest in long-duration U.S. Treasury securities.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in (i) securities that are traded principally in the United States, (ii) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or (iii) ETFs that invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in the foregoing securities.

Because the RORO Index may change from Risk-On to Risk-Off exposure as frequently as each week, the Fund may engage in active and frequent trading and have a high portfolio turnover rate.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds’ Principal.” The following risks could affect the value of your performance in the Fund:

Associated Risks of Short-Term Signals. Because the Fund expects to change its exposure as frequently as weekly based on short-term price performance information, (i) the Fund’s exposure may be affected by significant market movements at or near the end of such short-term period that are not predictive of such asset’s performance for subsequent periods and (ii) changes to the Fund’s exposure may lag a significant change in an asset’s direction (up or down) if such changes first take effect at or near a weekend. Such lags between an asset’s performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Additionally, because the Adviser determines the exposure for the Fund based on the price movements of gold and lumber, the Fund is exposed to the risk that such assets or their relative price movements fail to accurately produce an advantageous signal. Consequently, the Fund may significantly underperform relative to the broader equity or fixed income market if the RORO Index is unsuccessful at producing an advantageous signal for the allocation to the Underlying ETFs.

Underlying ETFs Risks. The Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. The Fund will incur higher and duplicative expenses because it invests in Underlying ETFs. Underlying ETFs are also subject to the “ETF Risks” described below.

Leveraged ETF Risk. Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance) for a single day and rely to some degree, often extensively, on derivatives to achieve their objectives. Thus, the Fund is indirectly exposed to derivatives risk through its investments in these leveraged ETFs. Further, investments in leveraged ETFs are subject to the risk that the performance of such ETF will not correlate with the underlying index as intended. Leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment. Leveraged ETFs are also subject to the risks presented by traditional ETFs (see “ETF Risks” below).

Derivatives Risk. The Fund is exposed to risks associated with derivatives through its investments in leveraged Underlying ETFs. Such Underlying ETFs may use derivative instruments, including swap agreements and futures contracts, which derive their value from the value of an underlying asset or index. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Underlying ETFs may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Underlying ETFs may give rise to a form of leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Underlying ETFs to be more volatile. The use of leverage may also increase expenses and increase the impact of the Underlying ETF’s other risks. The use of leverage may cause the Underlying ETFs to liquidate portfolio positions to satisfy its obligations or to meet collateral segregation requirements or regulatory requirements when it may not be advantageous to liquidate such positions, resulting in increased volatility of returns. Certain of the Underlying ETF’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Underlying ETFs realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Underlying ETF’s after-tax returns.

Equity Market Risk. To the extent the Fund invests in Underlying ETFs that invest in equity securities or in equity securities directly, the Fund is subject to the risk that the equity securities held by the Fund or such Underlying ETFs may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund or an Underlying ETF invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Fixed Income Securities Risk. The Fund invests directly or in Underlying ETFs that principally invest in long-duration U.S. Treasury securities. The value of fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. Fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Government Obligations Risk. The Fund invests directly or in Underlying ETFs that principally invest in securities issued by the U.S. government or its agencies or instrumentalities, such as U.S. Treasury securities. The Fund may also invest directly in these securities. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Changes in the financial condition or credit rating of the U.S government may cause the value of U.S. Treasury obligations to decline. Debt securities with a longer maturity, such as U.S. Treasuries, may fluctuate in value more than ones with a shorter maturity.

Growth Stocks Risk. Growth stocks, which may be held by some of the Underlying ETFs in which the Fund invests or in which the Fund may directly invest, tend to rise and fall with the business cycle. When the economy is doing well, generally the value of these companies increases; however, when there is a recession or downturn in the economy, these companies tend to decrease in value because their goods and services are generally not a necessity. These are typically companies that provide consumer discretionary goods or services. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics, and consumer preferences. Growth companies may depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns.

High Portfolio Turnover Risk. The Fund actively and frequently trades all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

ETF Risk.

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risk. These risks apply to the extent the Underlying ETFs in which the Fund invests or in which the Fund invests directly, hold securities of large- and small-capitalization companies.

◦	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

◦	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and significant conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance. The bar chart shows the annual returns for the Fund from year-to-year. The table illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with those of a broad measure of market performance and an index that reflects the Lipper category applicable to the Fund. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.atacfunds.com.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of September 30, 2024 was 0.00%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 25.21% for the quarter ended March 31, 2023 and the lowest quarterly return was -24.45% for the quarter ended March 31, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2023

	1 Year	Since Inception (November 27, 2020)
Return Before Taxes	33.09%	-1.88%
Return After Taxes on Distributions	32.26%	-2.59%
Return After Taxes on Distributions and Sale of Fund Shares	19.58%	-1.68%

Lipper Flexible Portfolio Fund Total Return Index (reflects no deduction for fees, expenses, or taxes)	13.28%	4.31%

S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	26.29%	11.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period due to a capital loss that occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser:

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Portfolio Managers:

Michael Venuto, Chief Investment Officer for the Adviser, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in November 2020.

Michael Gayed, CFA, Portfolio Manager for the Adviser, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in November 2020.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.atacfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.